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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                November 21, 2001
                Date of Report (Date of earliest event reported)

                                AP HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                   333-50433                    06-1269403
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


                             900 N. Michigan Avenue
                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)


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Item 5.           OTHER EVENTS

     On November 21, 2001, APCOA/Standard Parking, Inc., a wholly owned subsidiary of AP Holdings, Inc., issued a press release relating to an unregistered exchange offer, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information
                   and Exhibits

         (a)      Financial Statements:

                  None.

         (b)      Pro Forma Financial Information:

                  None.

         (c)      Exhibits:

                  99.1 Press Release dated as of November 21, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AP Holdings, Inc.


DATE:  November 21, 2001                    By: /s/ Robert N. Sacks
                                                -------------------------------
                                                Robert N. Sacks
                                                Secretary


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